Exhibit 10.37

STANDARD FORM

INCENTIVE STOCK OPTION

Granted by

TARVEDA THERAPEUTICS, INC.

(the “Company”)

Under the 2011 Stock Incentive Plan

This Option is and shall be subject in every respect to the provisions of the Company’s 2011 Stock Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference and made a part hereof. The holder of this Option (the “Holder”) hereby accepts this Option subject to all the terms and provisions of the Plan and agrees that (a) in the event of any conflict between the terms hereof and those of the Plan, the latter shall prevail, and (b) all decisions under and interpretations of the Plan by the Board or the Committee shall be final, binding and conclusive upon the Holder and his or her heirs and legal representatives.

1.	Name of Holder: ###PARTICIPANT_NAME###

2.	Date of Grant: ###GRANT_DATE###

3.	Vesting Start Date: ###ALTERNATIVE_VEST_BASE_DATE###

4.	Maximum number of shares for
which this Option is exercisable: ###TOTAL_AWARDS###

5.	Exercise (purchase) price per share: ###GRANT_PRICE### (FMV at date of grant)

6.

Method of Exercise: This Option may be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with payment by one of the following methods:

•	cash or a personal, certified or bank check or postal money order payable to the order of the Company for an amount equal to the exercise price of the shares being purchased; or

•	with the consent of the Company, any of the other methods set forth in the Plan.

As an additional condition to exercise of this Option, the Holder shall deliver to the Company an investment letter in form and substance satisfactory to the Company and its counsel. No such investment letter shall be required as a condition to such exercise at any time when there shall be an effective registration statement under the Securities Act of 1933, as amended (the “Act”) covering the shares for which this Option may be exercised.

7.	Expiration Date of Option: ###EXPIRY_DATE###

8.	Vesting Schedule: ###VEST_SCHEDULE_NAME###

9.	Termination of Employment. This Option shall terminate on the earliest to occur of:

(i)	the date of expiration hereof;

(ii)	immediately after termination of the Holder’s employment with the Company by the Company for Cause (as defined in the Plan);

(iii)	90 days after the date of voluntary termination of employment by the Holder (other than for death or permanent and total disability as defined in the Plan);

(iv)	90 days after the date of termination of the Holder’s employment with the Company by the Company without Cause (other than for death or permanent and total disability as defined in the Plan); or

(v)	1 year after the “permanent and total disability”(as defined at Section 10 of the Plan) or death of the Holder.

10.

Company’s Right of First Refusal. Prior to the effective date of a registration statement under the Act, any shares of stock issued pursuant to exercise of this Option shall be subject to the Company’s right of first refusal as set forth at Appendix A.

11.

Lock-Up Agreement. The Holder agrees that upon the request of the Company or the managing underwriter(s) of any offering of securities of the Company that is the subject of a registration statement filed under the Act, for a period of time (not to exceed 180 days, plus such additional number of days (not to exceed 35) as may reasonably be requested to enable the underwriter(s) of such offering to comply with Rule 2711(f) of the Financial Industry Regulatory Authority or any amendment or successor thereto) from the effective date of the registration statement under the Act for such offering, the Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Common Stock issued pursuant to the exercise of this Option, without the prior written consent of the Company and such underwriters.

12.

Incentive Stock Option; Disqualifying Disposition. Although this Option is intended to qualify as an incentive stock option under the Internal Revenue Code of 1986 (the “Code”), the Company makes no representation as to the tax treatment upon exercise of this Option or sale or other disposition of the shares covered by this Option, and the Holder is advised to consult a personal tax advisor. Upon a Disqualifying Disposition of shares received upon exercise of this Option, the Holder will forfeit the favorable income tax treatment otherwise available with respect to the exercise of this Option. A “Disqualifying Disposition” shall have the meaning specified in Section 421(b) of the Code; as of the date of grant of this Option a Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) the second anniversary of the date of grant of this Option and (b) the first anniversary of the date on which the Holder acquired such shares by exercising this Option, provided that such holding period requirements terminate upon the death of the Holder. The Holder shall notify the Company in writing immediately upon making a Disqualifying Disposition of any shares of Common Stock received pursuant to the exercise of this Option, and shall provide the Company with any information that the Company shall request concerning any such Disqualifying Disposition.

13.

Notice. Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered to the office of the Company, Blend Therapeutics, Inc., 134 Coolidge Avenue, Watertown, MA 02472, attention of the president, or such other address as the Company may hereafter designate.

Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at his or her address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

IN WITNESS WHEREOF, the parties have executed this Option, or caused this Option to be executed, as of the Date of Grant.

TARVEDA THERAPEUTICS, INC.

/s/ Drew Fromkin

By: Drew Fromkin, CEO

The undersigned Holder hereby acknowledges receipt of a copy of the Plan and this Option (including Appendix A hereto), and agrees to the terms of this Option and the Plan.

###PARTICIPANT_NAME###

Holder

APPENDIX A

Right of First Refusal

1.    General. Prior to the effective date of a registration statement under the Securities Act of 1933, as amended (the “Act”), covering any shares of the Company’s Common Stock and until such time as the Company shall have effected a public offering of its Common Stock registered under the Act, in the event that, at any time when the Holder (which term for purposes of this section shall mean the Holder and his or her executors, administrators and any other person to whom this Option may be transferred by will or the laws of descent and distribution) is permitted to do so, the Holder desires to sell, assign or otherwise transfer any of the shares issued upon the exercise of this Option, the Holder shall first offer such shares to the Company by giving written notice of the Holder’s desire so to sell, assign or transfer such shares.

2.    Notice of Intended Transfer. The notice shall state the number of shares offered, the name of the person or persons to whom it is proposed to sell, assign or transfer such shares and the price at which such shares are intended to be sold, assigned or transferred. Such notice shall constitute an offer to the Company for the Company to purchase the number of shares set forth in the notice at a price per share equal to the price stated therein.

3.    Company to Accept or Decline Within 30 Days. The Company may accept the offer as to all, but not less than all, such shares by notifying the Holder in writing within 30 days after receipt of such notice of its acceptance of the offer. If the offer is accepted, the Company shall have 60 days after such acceptance within which to purchase the offered shares at a price per share as aforesaid. If within the applicable time periods the Holder does not receive notice of the Company’s intention to purchase the offered shares, or if payment in full of the purchase price is not made by the Company, the offer shall be deemed to have been rejected and the Holder may transfer title to such shares within 90 days from the date of the Holder’s written notice to the Company of the Holder’s intention to sell, but such transfer shall be made only to the proposed transferee and at the proposed price as stated in such notice and after compliance with any other provisions of this Option applicable to the transfer of such shares.

4.    Transferred Shares to Remain Subject to Right of First Refusal. Shares that are so transferred to such transferee shall remain subject to the rights of the Company set forth in this Appendix A. As a condition to such transfer, such transferee shall execute and deliver all such documents as the Company may require to evidence the binding agreement of such transferee so to remain subject to the rights of the Company.

5.    Remedies of Company. No sale, assignment, pledge or other transfer of any of the shares covered by this Option shall be effective or given effect on the books of the Company unless all of the applicable provisions of this Appendix A have been duly complied with, and the Company may inscribe on the face of any certificate representing any of such shares a legend referring to the provisions of this Appendix A. If any transfer of shares is made or attempted in violation of the foregoing restrictions, or if shares are not offered to the Company as required hereby, the Company shall have the right to purchase such shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

6.    Shares Subject to Right of First Refusal. For purposes of the Right of First Refusal pursuant to this Appendix A, the term “shares” shall mean any and all new, substituted or additional securities or other property issued to the Holder, by reason of his or her ownership of Common Stock pursuant to the exercise of this Option, in connection with any stock dividend, liquidating dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company, or any consolidation, merger or sale of all or substantially all of the assets of the Company.

7.    Legends on Stock Certificates. Any certificate representing shares of stock subject to the provisions of this Appendix A may have endorsed thereon one or more legends, substantially as follows:

(i)

“Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to certain options, contained in a certain agreement between the record holder hereof and the Company, a copy of which will be mailed to any holder of this certificate without charge upon receipt by the Company of a written request therefor.”

(ii)

“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be pledged, hypothecated, sold or otherwise transferred unless such shares have been registered under the Act or unless the Company has received an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that such registration is not required.”

8.    Right of First Refusal to Lapse Upon Registration. The restrictions imposed by this Appendix A shall terminate in all respects upon the effective date of a registration statement under the Act covering any of the Company’s Common Stock.

STANDARD FORM

NON-STATUTORY STOCK OPTION

Granted by

TARVEDA THERAPEUTICS, INC.

(the “Company”)

Under the 2011 Stock Incentive Plan

This Option is and shall be subject in every respect to the provisions of the Company’s 2011 Stock Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference and made a part hereof. The holder of this Option (the “Holder”) hereby accepts this Option subject to all the terms and provisions of the Plan and agrees that (a) in the event of any conflict between the terms hereof and those of the Plan, the latter shall prevail, and (b) all decisions under and interpretations of the Plan by the Board or the Committee shall be final, binding and conclusive upon the Holder and his or her heirs and legal representatives.

1.	Name of Holder: ###PARTICIPANT_NAME###

2.	Date of Grant: ###GRANT_DATE###

3.	Vesting Start Date: ###ALTERNATIVE_VEST_BASE_DATE###

4.	Maximum number of shares for
which this Option is exercisable: ###TOTAL_AWARDS###

5.	Exercise (purchase) price per share: ###GRANT_PRICE###

6.

Method of Exercise: This Option may be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with payment by one of the following methods:

•	cash or a personal, certified or bank check or postal money order payable to the order of the Company for an amount equal to the exercise price of the shares being purchased; or

•	with the consent of the Company, any of the other methods set forth in the Plan.

As an additional condition to exercise of this Option, the Holder shall deliver to the Company an investment letter in form and substance satisfactory to the Company and its counsel. No such investment letter shall be required as a condition to such exercise at any time when there shall be an effective registration statement under the Securities Act of 1933, as amended (the “Act”) covering the shares for which this Option may be exercised.

7.	Expiration Date of Option: ###EXPIRY_DATE###

8.	Vesting Schedule: ###VEST_SCHEDULE_NAME###

9.	Termination of Employment. This Option shall terminate on the earliest to occur of:

(i)	the date of expiration thereof;

(ii)	Immediately after termination of the Holder’s employment with or services to the Company by the Company for Cause (as defined in the Plan);

(iii)	90 days after the date of voluntary termination of employment or services by the Holder (other than for death or permanent and total disability as defined in the Plan);

(iv)

90 days after the date of termination of the Holder’s employment with or services to the Company by the Company without Cause (other than for death or permanent and total disability as defined in the Plan); or

(v)	1 year after the “permanent and total disability”(as defined at Section 10 of the Plan) or death of the Holder.

10.

Company’s Right of First Refusal. Prior to the effective date of a registration statement under the Act, any shares of stock issued pursuant to exercise of this Option shall be subject to the Company’s right of first refusal as set forth at Appendix A.

11.

Lock-Up Agreement. The Holder agrees that upon the request of the Company or the managing underwriter(s) of any offering of securities of the Company that is the subject of a registration statement filed under the Act, for a period of time (not to exceed 180 days, plus such additional number of days (not to exceed 35) as may reasonably be requested to enable the underwriter(s) of such offering to comply with Rule 2711(f) of the Financial Industry Regulatory Authority or any amendment or successor thereto) from the effective date of the registration statement under the Act for such offering, the Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Common Stock issued pursuant to the exercise of this Option, without the prior written consent of the Company and such underwriters.

12.	Tax Withholding. The Company’s obligation to deliver shares shall be subject to the Holder’s satisfaction of any federal, state and local income and employment tax withholding requirements.

13.

Notice. Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered to the office of the Company, Tarveda Therapeutics, Inc., 134 Coolidge Avenue, Watertown, MA 02472, attention of the president, or such other address as the Company may hereafter designate.

Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at his or her address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

IN WITNESS WHEREOF, the parties have executed this Option, or caused this Option to be executed, as of the Date of Grant.

TARVEDA THERAPEUTICS, INC.

/s/ Drew Fromkin

By: Drew Fromkin, CEO

The undersigned Holder hereby acknowledges receipt of a copy of the Plan and this Option (including Appendix A hereto), and agrees to the terms of this Option and the Plan.

###PARTICIPANT_NAME###

Holder

APPENDIX A

Right of First Refusal

1.    General. Prior to the effective date of a registration statement under the Securities Act of 1933, as amended (the “Act”), covering any shares of the Company’s Common Stock and until such time as the Company shall have effected a public offering of its Common Stock registered under the Act, in the event that, at any time when the Holder (which term for purposes of this section shall mean the Holder and his or her executors, administrators and any other person to whom this Option may be transferred by will or the laws of descent and distribution) is permitted to do so, the Holder desires to sell, assign or otherwise transfer any of the shares issued upon the exercise of this Option, the Holder shall first offer such shares to the Company by giving written notice of the Holder’s desire so to sell, assign or transfer such shares.

2.    Notice of Intended Transfer. The notice shall state the number of shares offered, the name of the person or persons to whom it is proposed to sell, assign or transfer such shares and the price at which such shares are intended to be sold, assigned or transferred. Such notice shall constitute an offer to the Company for the Company to purchase the number of shares set forth in the notice at a price per share equal to the price stated therein.

3.    Company to Accept or Decline Within 30 Days. The Company may accept the offer as to all, but not less than all, such shares by notifying the Holder in writing within 30 days after receipt of such notice of its acceptance of the offer. If the offer is accepted, the Company shall have 60 days after such acceptance within which to purchase the offered shares at a price per share as aforesaid. If within the applicable time periods the Holder does not receive notice of the Company’s intention to purchase the offered shares, or if payment in full of the purchase price is not made by the Company, the offer shall be deemed to have been rejected and the Holder may transfer title to such shares within 90 days from the date of the Holder’s written notice to the Company of the Holder’s intention to sell, but such transfer shall be made only to the proposed transferee and at the proposed price as stated in such notice and after compliance with any other provisions of this Option applicable to the transfer of such shares.

4.    Transferred Shares to Remain Subject to Right of First Refusal. Shares that are so transferred to such transferee shall remain subject to the rights of the Company set forth in this Appendix A. As a condition to such transfer, such transferee shall execute and deliver all such documents as the Company may require to evidence the binding agreement of such transferee so to remain subject to the rights of the Company.

5.    Remedies of Company. No sale, assignment, pledge or other transfer of any of the shares covered by this Option shall be effective or given effect on the books of the Company unless all of the applicable provisions of this Appendix A have been duly complied with, and the Company may inscribe on the face of any certificate representing any of such shares a legend referring to the provisions of this Appendix A. If any transfer of shares is made or attempted in violation of the foregoing restrictions, or if shares are not offered to the Company as required hereby, the Company shall have the right to purchase such shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

6.    Shares Subject to Right of First Refusal. For purposes of the Right of First Refusal pursuant to this Appendix A, the term “shares” shall mean any and all new, substituted or additional securities or other property issued to the Holder, by reason of his or her ownership of Common Stock pursuant to the exercise of this Option, in connection with any stock dividend, liquidating dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company, or any consolidation, merger or sale of all or substantially all of the assets of the Company.

7.    Legends on Stock Certificates. Any certificate representing shares of stock subject to the provisions of this Appendix A may have endorsed thereon one or more legends, substantially as follows:

(i)

“Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to certain options, contained in a certain agreement between the record holder hereof and the Company, a copy of which will be mailed to any holder of this certificate without charge upon receipt by the Company of a written request therefor.”

(ii)

“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be pledged, hypothecated, sold or otherwise transferred unless such shares have been registered under the Act or unless the Company has received an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that such registration is not required.”

8.    Right of First Refusal to Lapse Upon Registration. The restrictions imposed by this Appendix A shall terminate in all respects upon the effective date of a registration statement under the Act covering any of the Company’s Common Stock.

TARVEDA THERAPEUTICS, INC.

RESTRICTED STOCK PURCHASE AGREEMENT

([NAME])

This Restricted Stock Purchase Agreement (this “Agreement”) dated as of             , 20     (the “Effective Date”), is made by and between Tarveda Therapeutics, Inc., a Delaware corporation (the “Company”), and                      (“Purchaser”).

WHEREAS, the Company and Purchaser have entered into that certain Employment Agreement dated as of             , 20     (as it may be amended from time to time, the “Employment Agreement”), pursuant to which Purchaser shall provide certain services to the Company; and

WHEREAS, the Company desires to sell to Purchaser, and Purchaser desires to purchase from the Company,              shares (the “Shares”) of the Company’s Common Stock, $0.0001 par value per share (“Common Stock”).

NOW, THEREFORE, in consideration of the premises and the promises set forth herein, and for other good and valuable consideration, the parties agree as follows:

1.    Definitions. As used in this Agreement, the following terms shall have the following meanings:

Act: The Securities Act of 1933, as amended.

Cause: Shall have the meaning ascribed to it in the Employment Agreement.

Good Reason: Shall have the meaning ascribed to it in the Employment Agreement.

Qualified Sale: The closing of (i) a sale of all or substantially all of the assets of the Company, or (ii) a stock tender or a merger, consolidation, sale of stock or similar event pursuant to a transaction or series of related transactions in which a person or group acquires more than fifty percent (50%) of the equity voting securities of the Company outstanding immediately prior to the consummation of such transaction or series of related transactions, and the shareholders of the Company do not retain a majority of the equity securities of the voting entity, other than (a) a merger, conversion or other transaction the principal goal of which is to change the jurisdiction of incorporation of the Company, or (b) an equity security financing for the account of the Company in which capital stock of the Company is sold to one or more institutional investors.

Service: Service as an officer, director, employee or consultant of the Company.

Shares: The shares of Common Stock issued to Purchaser hereunder and any other securities of the Company which may be issued in exchange for or in respect of such shares of Common Stock, whether by way of stock split, stock dividend, combination of shares, reclassification, recapitalization, reorganization or any other means.

Unvested Shares: Any Shares that are not Vested Shares.

Vested: Released from the Company’s Repurchase Option (as defined in Section 6(a)).

Vested Shares: Any Shares that have Vested in accordance with Section 6(b).

2.    Purchase and Sale of Shares. Pursuant to the terms and conditions set forth in this Agreement and the Company’s 2011 Stock Incentive Plan (the “Plan”), the Company hereby sells to Purchaser, and Purchaser hereby purchases from the Company,              shares of the Company’s Common Stock for a purchase price per share of $            , and an aggregate purchase price of $            . The Company acknowledges receipt from Purchaser of $            , in full payment of such purchase price. Purchaser and the Company hereby agree the fair market value of the Shares on the date hereof is $             per share.

3.    Representations of Purchaser. Purchaser understands that the Shares are not registered under the Act, and represents to the Company, and agrees that the Company is entitled to rely on such representations, as follows:

(a)    Purchaser understands that the Shares have not been registered under the Act, or registered or qualified under the securities or “Blue Sky” laws of any jurisdiction, and are being sold pursuant to exemptions contained in the Act and exemptions contained in other applicable securities or “Blue Sky” laws. Purchaser understands further that the Company’s reliance on these exemptions is based in part on the representations made by Purchaser in this Agreement. In this connection, Purchaser represents and warrants that the offer and sale of the Shares were made solely in [STATE].

(b)    Purchaser understands the term “accredited investor” as used in Regulation D promulgated under the Act and represents and warrants to the Company that he is an “accredited investor” for purposes of acquiring the Shares. The nature and amount of Purchaser’s investment in the Shares is consistent with Purchaser’s investment objectives, abilities and resources. Purchaser understands that the Shares are an illiquid investment, which will not become freely transferable by reason of any “change of circumstances” whatever. Purchaser has adequate means of providing for Purchaser’s current needs and possible contingencies and has no need for liquidity in Purchaser’s investment.

(c)    Purchaser is acquiring the Shares for Purchaser’s own account for investment, and not for, with a view to, or in connection with the resale or distribution thereof. Purchaser has no present intention to sell, hypothecate, distribute or otherwise transfer the Shares or any portion thereof or any interest therein.

(d)    Purchaser understands that the Shares will constitute “restricted securities” within the meaning of Rule 144 promulgated under the Act and that, as such, the Shares must be held indefinitely unless they are subsequently registered under the Act or unless an exemption from the registration requirements thereof is available. Purchaser has been advised that Rule 144, which permits the resale, subject to various terms and conditions, of small amounts of such “restricted securities” after they have been held for six months, does not now apply to the Company, because the Company is not now required to file, and does not file, current reports under the Securities Exchange Act of 1934, and because information concerning the Company substantially equivalent to that which would be available if the Company were required to file such reports is not now publicly available. The Company may become a reporting entity at some future date, but no assurance can be given that it will do so.

(e)    In connection with Purchaser’s acquisition of the Shares, Purchaser accepts the condition that the Company may maintain “stop transfer” orders with respect to the Shares and that each certificate or other document evidencing the Shares will bear conspicuous legends in substantially the form set forth in Section 8 of this Agreement.

(f)    Purchaser has consulted Purchaser’s attorney or accountant with respect to Purchaser’s purchase of the Shares. Purchaser has fully investigated the Company and its business and financial condition and has knowledge of the Company’s current activities. Purchaser acknowledges that the Company has granted Purchaser and Purchaser’s attorney or accountant access to all information about the Company which they have requested and has offered each of them access to all further information which they deemed relevant to an investment decision with respect to the Shares. Purchaser and Purchaser’s attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

4.    Restrictions on Transfer. The following restrictions on transfer of the Shares shall apply:

(a)    Securities Laws. Except for purchases of Unvested Shares by the Company as contemplated by Section 5, no Shares, nor any interest therein, may be sold, assigned, pledged or otherwise transferred at any time or under any circumstances unless (i) the Shares proposed to be transferred have been registered under the Act and qualified under applicable state securities laws, or (ii) the Company has received, or agreed to waive, an opinion of counsel acceptable to the Company to the effect that such transfer may be effected without registration under the Act or qualification under the securities laws of relevant states and the proposed transferee has made such representations and agreements as the Company shall require to assure compliance with the Act and such laws.

(b)    Termination of Repurchase Option. Except for purchases of Unvested Shares by the Company as contemplated by Section 5, no Shares, nor any interest therein, may be sold, assigned, pledged or otherwise transferred until the Repurchase Option shall have terminated with respect to such Shares.

(c)    Right of First Refusal.

(i)    Offer of Sale; Notice of Proposed Sale or Transfer. In the event that at any time Purchaser desires to sell, assign or otherwise transfer any Vested Shares or any interest therein, he shall first deliver written notice of his desire to do so (the “Notice”) to the Company. The Notice must specify the number of Vested Shares proposed to be transferred, the name of the person or persons to whom he proposes to transfer such Shares, the price at which such Shares are intended to be transferred and all other terms of the transaction, which must be bona fide.

(ii)    Company’s Option to Purchase. The Company shall have an option to purchase all or any part of the Shares offered in the Notice for the price and on the terms specified in such Notice. The Company must exercise such option by giving written notice to Purchaser no later than fifteen (15) business days after receipt of such Notice.

(iii)    Closing of Purchase by Company. In the event the Company duly exercises its option to purchase all or a portion of the Shares, the closing of such purchase shall take place at the offices of the Company five days after the expiration of the fifteen-day period.

(iv)    Failure to Fully Exercise Options to Purchase. If within the applicable time period Purchaser does not receive notice of the Company’s intention to purchase the offered Shares, the offer shall be deemed to have been rejected. In such event, Purchaser may transfer title to the offered Shares within ninety (90) days from the date of the Notice, but such transfer shall be made only to the proposed transferee or transferees and at the proposed price and on such other terms as stated in such Notice. Shares that are so transferred shall remain subject to Sections 4 through 9, inclusive, of this Agreement, and as a condition to any transfer Purchaser shall obtain a written agreement from the transferee by which the transferee agrees to be bound by Sections 4 through 9, inclusive, of this Agreement.

(d)    Permitted Transfers. Any portion or all of the Vested Shares may, without compliance with the provisions of Section 4(c), be transferred by Purchaser to a member of his immediate family or to a family partnership or family trust, or on Purchaser’s death may be transferred to Purchaser’s estate or to those entitled to a distribution of the Vested Shares under the laws of descent and distribution, provided that Shares that are so transferred shall remain subject to this Section 4 and as a condition to any transfer Purchaser shall obtain a written agreement from the transferee by which the transferee agrees to be bound by this Section 4.

(e)    Remedies. No sale, assignment, pledge or other transfer of Shares shall be effective or given effect on the books of the Company unless all of the applicable provisions of this Section 4 have been duly complied with. If any transfer of Shares is made or attempted in violation of such restrictions, or if Shares are not offered to the Company as required hereby, the Company shall have the right to purchase such Shares from the purported owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

(f)    Lock-Up. Purchaser agrees that for a period of up to 180 days from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities), he will not sell, make any short sale or loan of grant any option for the purchase of, or otherwise dispose of any Shares held by him without the prior written consent of the Company or such underwriters, as the case may be.

5.    Stockholder Agreements.

As an additional condition to issuance and sale of the Shares pursuant to this Agreement, Purchaser shall become a party to the Company’s (i) Right of First Refusal and Co-Sale

Agreement and (ii) Voting Agreement, each between the Company and the respective stockholders that are parties thereto, and in each case in the same capacity as the Initial Stockholders as defined therein (the “Stockholder Agreements”). Purchaser shall affect such joinder by executing and delivering to the Company the accession pages attached hereto as Appendix 1 and Appendix 2, and shall hold the Shares and all other shares of capital stock standing on Purchaser’s name on the books of the Company subject to the terms of the Stockholder Agreements.

6.    Repurchase of Unvested Shares.

(a)    Repurchase Option.

(i)    In the event of the termination of Purchaser’s Service by Purchaser or the Company, subject to Section 6(b), the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of 90 days from such date to repurchase all or any portion of the Unvested Shares at a repurchase price of $             per share, appropriately adjusted in the event of a stock dividend, stock split, recapitalization, combination of shares or similar event occurring subsequent to the date of this Agreement.

(ii)    Unless the Company notifies Purchaser within 90 days from the date of termination of Purchaser’s Service that it does not intend to exercise its Repurchase Option with respect to some or all of the Unvested Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided, that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to such 90th day. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Unvested Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Option with respect to all Unvested Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Option by any of (1) delivering a check to Purchaser in the amount of the purchase price for the Unvested Shares being repurchased, (2) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased and (3) by a combination of (1) and (2) so that the combined payment and cancellation of indebtedness equals such purchase price. The Company shall use good faith efforts to satisfy its payment obligation to Purchaser within 15 days after Company’s notice of exercise of the Repurchase Option (or deemed exercise), and that if such payment is not effective within such 15 days from such date, the amount of the Company’s unsatisfied payment obligation shall bear interest at a rate of nine percent (9%) per annum until the Company has satisfied its payment obligation under this Section 6(a)(ii). In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 6(a)(ii) at such time as Purchaser is indebted to the Company, the portion of such indebtedness equal to the purchase price of the Unvested Shares being repurchased shall be deemed automatically canceled as of the date of Company’s notice of exercise of the Repurchase Option (or deemed exercise). As a result of any repurchase of Unvested Shares pursuant to this Section 6(a), the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Purchaser.

(b)    Vesting.

(i)    The Shares will become Vested as to 25% of the Shares on             , 20    , and as to an additional 2.0833% of the Shares on the              day of each month thereafter, so that the Shares shall be fully Vested on             , 20    , provided, however, that the vesting of Shares on any such vesting date shall be conditioned upon Purchaser’s continuing Service with the Company from the date hereof through such vesting date.

(ii)    Notwithstanding Section 6(b)(i), in the event that Purchaser’s employment is terminated prior to a Qualified Sale either by the Company without Cause or by Purchaser for Good Reason, then the vesting of the Shares shall be adjusted such that Purchaser will receive credit for, as of immediately prior to such termination, twelve additional months of service.

(iii)    Notwithstanding Section 6(b)(i), all of the Shares shall become vested in full upon satisfaction of both of the following conditions: (x) a Qualified Sale; and subsequently (y) the earliest to occur of (I) termination of Purchaser’s employment by the Company’s successor without Cause; (II) termination of Purchaser’s employment by Purchaser with Good Reason; and (III) the first anniversary of the Qualified Sale.

7.    Custody of Certificates. In order to facilitate the exercise of the Repurchase Option, the Company or its counsel shall hold all certificates representing Unvested Shares, together with an adequate number of undated and otherwise blank stock powers executed by Purchaser. The Company shall have the right to cause transfers of Unvested Shares to be effected pursuant to Section 4. After any Shares become Vested Shares, the Company shall, upon request of Purchaser, deliver to Purchaser a certificate or certificates representing such Vested Shares. After the Company sends Purchaser a notice that it does not intend to exercise its Repurchase Option as to certain Unvested Shares, the Company shall, upon request of Purchaser, deliver to Purchaser a certificate or certificates representing such Unvested Shares.

8.    Legends. Each certificate representing Shares shall prominently bear legends in substantially the following forms:

The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933 or the “Blue Sky” laws of any jurisdiction. Such securities may not be sold, transferred, pledged or hypothecated unless the registration, qualification and filing requirements of all applicable jurisdictions have been satisfied or the Corporation has received an opinion of counsel reasonably satisfactory to the Corporation that the proposed transaction will be exempt from registration, qualification, and filings in all such jurisdictions.

The Corporation is authorized to issue more than one class of stock. The powers, designations, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions of such preferences and/or rights of each class of stock or series of any class are set forth in the Certificate of Incorporation of the Corporation. The Corporation will furnish a copy of the Certificate of Incorporation of the Corporation to the holder hereof without charge upon written request.

The securities represented by this certificate are subject to restrictions on transfer and repurchase rights pursuant to the terms of a Restricted Stock Purchase Agreement, a Voting Agreement and a Right of First Refusal and Co-Sale Agreement, as each of these may be amended from time to time, between the owner of this certificate and the Corporation, and certain other stockholders of the Corporation as applicable. The Corporation will furnish a copy of each such agreement to the holder hereof without charge upon written request.

The securities represented by this certificate are subject to the Corporation’s 2011 Stock Incentive Plan, as amended from time to time. The company will furnish a copy of this agreement to the holder hereof without charge upon written request.

9.    Miscellaneous.

(a)    Entire Agreement. This Agreement, together with the Plan, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior agreements, negotiations, representations and proposals, written or oral, relating to such subject matter.

(b)    Amendments. Neither this Agreement nor any provision hereof may be changed or modified except by an agreement in writing executed by Purchaser and on behalf of the Company.

(c)    Binding Effect of the Agreement. This Agreement shall inure to the benefit of, and be binding upon, the Company, Purchaser and their respective estates, heirs, executors, transferees, successors, assigns and legal representatives.

(d)    Provisions Severable. In the event that any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and all other provisions shall remain in full force and effect. If any of the provisions of this Agreement is held to be excessively broad, it shall be reformed and construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by law.

(e)    Notices. All notices under this Agreement shall be effective (i) upon personal or facsimile delivery, (ii) two business days after deposit in the United States mail as registered or certified mail postage fully prepaid, or (iii) one business day after pickup by any overnight commercial courier service, in each case sent or addressed to the Company at its principal office or to Purchaser at his record address as carried in the stock records of the

Company, as the case may be, or at such other address as either may from time to time designate in writing to the other.

(f)    Construction. A reference to a Section shall mean a Section of this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

(g)    No Employment or Consulting Agreement. This Agreement shall not be construed as an agreement by the Company to employ or engage Purchaser, nor is the Company obligated to employ or engage Purchaser by reason of this Agreement or the issuance of the Shares to Purchaser.

(h)    Section 83(b) Election. Purchaser will furnish to the Company a copy of any election made by Purchaser under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to his acquisition of the Shares.

(i)    Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws. Purchaser consents to jurisdiction and venue in any state or federal court in The Commonwealth of Massachusetts for the purposes of any action relating to or arising out of this Agreement or any breach or alleged breach hereof, and to service of process in any such action by certified or registered mail, return receipt requested.

(j)    Disposition of Shares; Purchase by Nominee or Designee. Any Shares that the Company elects to purchase hereunder may be disposed of by it in such manner as it deems appropriate with or without restrictions on the transfer thereof, and the Company may require their transfer to a nominee or designee as part of any purchase of Shares from Purchaser.

(k)    Withholding Taxes. Purchaser acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to Purchaser any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by Purchaser.

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IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Purchase Agreement as of the date first above written.

TARVEDA THERAPEUTICS, INC.

By:
Name:
Title:

PURCHASER:

[NAME]

Address:

Appendix 1

Counterpart Signature Page to

Amended and Restated Right of First Refusal and Co-Sale Agreement

See attached.

Appendix 1 to

Restricted Stock Purchase Agreement

TARVEDA THERAPEUTICS, INC.

Amended and Restated

Right of First Refusal and Co-Sale Agreement

Counterpart Signature Page

By executing this page in the space provided, the undersigned (the “Stockholder”) hereby agrees that (i) he is an “Initial Stockholder” as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of             , 20     by and among Tarveda Therapeutics, Inc., a Delaware corporation (the “Company”), and the other parties named therein (as it may be amended from time to time, the “ROFR Agreement”); (ii) he is a party to the ROFR Agreement for all purposes; and (iii) he is bound by, and subject to, all the terms and provisions of the ROFR Agreement applicable to an Initial Stockholder.

EXECUTED this              day of             , 20    .

STOCKHOLDER:

[NAME]

Address:

Signature Page to Amended and Restated Right of First Refusal and Co-Sale Agreement

Appendix 2

Counterpart Signature Page to

Amended and Restated Voting Agreement

See attached.

Appendix 2 to

Restricted Stock Purchase Agreement

TARVEDA THERAPEUTICS, INC.

Amended and Restated

Voting Agreement

Counterpart Signature Page

By executing this page in the space provided, the undersigned (the “Stockholder”) hereby agrees that (i) he is an “Initial Stockholder” as defined in the Amended and Restated Voting Agreement dated as of             , 20     by and among Tarveda Therapeutics, Inc., a Delaware corporation (the “Company”), and the other parties named therein (as it may be amended from time to time, the “Voting Agreement”); (ii) he is a party to the Voting Agreement for all purposes; and (iii) he is bound by, and subject to, all the terms and provisions of the Voting Agreement applicable to an Initial Stockholder.

EXECUTED this              day of             , 20    .

STOCKHOLDER:

[NAME]

Address:

Signature Page to Amended and Restated Voting Agreement

STOCK POWER

([NAME])

FOR VALUE RECEIVED,             , hereby sells, assigns and transfers to Tarveda Therapeutics, Inc., a Delaware corporation (the “Company”), a total of              shares of the Common Stock of the Company standing in his name on the books of the Company represented by stock certificate number              to be delivered herewith, and does hereby irrevocably constitute and appoint              as attorney to transfer said shares on the books of the Company with full power of substitution in the premises.

Dated:

[NAME]

In the Presence of:

Name: